Exhibit 32




     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Nova International Films, Inc. (the Company), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-QSB/A1 for the quarter ended March 31, 2003 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-QSB/A1 fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date: November 12, 2003                             /s/ Raymond Ying-Wai Kwan
                                                    ----------------------------
                                                    Raymond Ying-Wai Kwan
                                                    Chief Executive Officer




Date: November 12, 2003                             /s/ Yau-Sing Tang
                                                    ----------------------------
                                                    Yau-Sing Tang
                                                    Chief Financial Officer